Pacer CSOP FTSE China A50 ETF
Schedule of Investments
as of January 31, 2024 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Consumer Discretionary - 6.1%
BYD Co. Ltd. - Class A	3,945	$93,813
China Tourism Group Duty Free Corp. Ltd. - Class A	4,200	46,688
Great Wall Motor Co. Ltd. - Class A	6,000	17,073
Gree Electric Appliances, Inc. of Zhuhai	8,700	42,715
Haier Smart Home Co. Ltd. - Class A	13,600	42,261
		242,550

Consumer Staples - 28.0%
Foshan Haitian Flavouring & Food Co. Ltd.	10,612	50,151
Inner Mongolia Yili Industrial Group Co. Ltd.	14,000	52,825
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd.	3,300	41,970
Kweichow Moutai Co. Ltd.	2,700	603,556
Luzhou Laojiao Co. Ltd.	3,245	66,350
Muyuan Foods Co. Ltd.	11,862	58,240
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	2,583	71,994
Wuliangye Yibin Co. Ltd.	8,400	147,770
Yihai Kerry Arawana Holdings Co. Ltd.	4,200	17,298
		1,110,154

Energy - 5.1%
China Petroleum & Chemical Corp. - Class A	73,900	61,347
China Shenhua Energy Co. Ltd. - Class A	15,300	79,105
PetroChina Co. Ltd. - Class A	53,700	62,529
		202,981

Financials - 31.6%
Agricultural Bank of China Ltd. - Class A	205,700	111,452
Bank of China Ltd. - Class A	97,400	58,606
Bank of Communications Co. Ltd. - Class A	85,300	71,286
Bank of Ningbo Co. Ltd.	14,200	42,543
China CITIC Bank Corp. Ltd. - Class A	21,000	18,310
China Construction Bank Corp. - Class A	20,700	19,779
China Merchants Bank Co. Ltd. - Class A	45,000	192,483
China Pacific Insurance Group Co. Ltd. - Class A	14,800	51,247
CITIC Securities Co. Ltd. - Class A	26,470	75,581
CSC Financial Co. Ltd. - Class A	10,900	33,947
East Money Information Co. Ltd.	34,392	59,783
Industrial & Commercial Bank of China Ltd. - Class A	167,400	120,545
Industrial Bank Co. Ltd.	45,200	99,031
People's Insurance Co. Group of China Ltd. - Class A	23,000	16,338
Ping An Bank Co. Ltd.	41,900	55,209
Ping An Insurance Group Co. of China Ltd. - Class A	23,600	133,160
Postal Savings Bank of China Co. Ltd. - Class A	49,600	32,677
Shanghai Pudong Development Bank Co. Ltd.	63,800	60,694
		1,252,671

Health Care - 6.2%
Aier Eye Hospital Group Co. Ltd.	20,110	35,825
Jiangsu Hengrui Pharmaceuticals Co. Ltd.	13,900	72,505
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	2,600	97,174
WuXi AppTec Co. Ltd. - Class A	5,596	42,245
		247,749

Industrials - 10.5%
Beijing-Shanghai High Speed Railway Co. Ltd.	61,500	42,573
China State Construction Engineering Corp. Ltd.	91,100	65,221
Contemporary Amperex Technology Co. Ltd.	9,640	203,541
NARI Technology Co. Ltd.	17,500	51,211
SF Holding Co. Ltd.	10,600	51,999
		414,545

Information Technology - 3.8%
Foxconn Industrial Internet Co. Ltd.	26,900	49,869
LONGi Green Energy Technology Co. Ltd.	16,520	44,524
Luxshare Precision Industry Co. Ltd.	15,429	54,779
		149,172

Materials - 3.6%
Wanhua Chemical Group Co. Ltd.	6,812	66,122
Zijin Mining Group Co. Ltd. - Class A	44,800	75,129
		141,251

Utilities - 4.6%
China Yangtze Power Co. Ltd.	53,300	181,142
TOTAL COMMON STOCKS (Cost $4,537,028)		3,942,215

TOTAL INVESTMENTS - 99.5% (Cost $4,537,028)		$3,942,215
Other Assets in Excess of Liabilities - 0.5%		22,206
TOTAL NET ASSETS - 100.0%		$3,964,421

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value. Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 3,942,215	$ -	$ -	$ -	$ 3,942,215
Total Investments in Securities	$ 3,942,215	$ -	$ -	$ -	$ 3,942,215

^ See the Schedules of Investments for sector breakouts.
For the period ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.